EXHIBIT 10.1

THIS LETTER AGREEMENT (“Letter Agreement”) effective December 1, 2007 by and among Allstate Insurance Company (“AIC”), The Allstate Corporation (“Allcorp”) and those affiliates of AIC whose signatures appear below (“Certain Affiliates”).  AIC, Allcorp, and Certain Affiliates are referred to herein collectively as the “Affiliates.”

WHEREAS, the Affiliates have entered into certain agreements among themselves on various dates that make reference to the “monthly intercompany settlement process” with regard to the timing of payments under such agreements (as listed in Exhibit A attached hereto, the “Agreements”); and

WHEREAS, in order to ensure compliance with Statement of Statutory Accounting Principles No. 96 — Settlement Requirements for Intercompany Transactions, the parties desire to specify the meaning of the “monthly intercompany settlement process” in this Letter Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties agree as follows:

1. The parties hereby agree that references to the “monthly intercompany settlement process” in the Agreements shall mean the following:

a.     All intercompany account receivable balances greater than or equal to $1 million between Affiliates where one or more of the Affiliates is an insurance company will be settled no less frequently than monthly on the last day of the month using the previous month’s ending balance.

b. All other intercompany account receivable balances between Affiliates will be settled no less frequently than quarterly on the last day of each quarter using the previous month’s ending balances, provided, however, that all balances (payable or receivable) with Allstate Financial Services, LLC will be settled monthly in accordance with 1.a.

IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the day and year first set forth above.

ALLSTATE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President and Controller

THE ALLSTATE CORPORATION

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Controller, Vice President and Chief Financial Officer

ALFS, INC.

By:	/s/ Joseph P. Rath
Joseph P. Rath
Title:	Vice President, General Counsel
and Assistant Secretary

ALIC REINSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE ASSIGNMENT COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE ASSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE COUNTY MUTUAL INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE DISTRIBUTORS, L.L.C.

By:	/s/ Joseph P. Rath
Joseph P. Rath
Title:	Vice President, General Counsel
and Secretary

ALLSTATE FINANCIAL ADVISORS, LLC

By:	/s/ Joseph P. Rath
Joseph P. Rath
Title:	Vice President, General Counsel
and Secretary

ALLSTATE FINANCIAL CORPORATION

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	President and Chief Executive Officer

ALLSTATE FINANCIAL SERVICES, LLC

By:	/s/ Joseph P. Rath
Joseph P. Rath
Title:	Vice President, General Counsel
and Secretary

ALLSTATE FINANCIAL, LLC

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	President and Chief Executive Officer

ALLSTATE FIRE AND CASUALTY INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE FLORIDIAN INDEMNITY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE FLORIDIAN INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE INDEMNITY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE INSURANCE COMPANY OF CANADA

By:	/s/ F. James Harvey
F. James Harvey
Title:	Vice President, Chief Financial Officer
and Secretary

ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.

By:	/s/ Karen C. Gardner
Karen C. Gardner
Title:	Senior Vice President

ALLSTATE INVESTMENT MANAGEMENT COMPANY

By:	/s/ Mary J. McGinn
Mary J. McGinn
Title:	Vice President, General Counsel
and Secretary

ALLSTATE INVESTMENTS, LLC

By:	/s/ Mary J. McGinn
Mary J. McGinn
Title:	Vice President, General Counsel
and Secretary

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE MOTOR CLUB, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE NEW JERSEY INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE NEW JERSEY PROPERTY AND CASUALTY INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE NON-INSURANCE HOLDINGS, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE NORTH AMERICAN INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE PROPERTY AND CASUALTY INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE REINSURANCE LTD.

By:	/s/ Karen C. Gardner
Karen C. Gardner
Title:	Vice President

ALLSTATE SETTLEMENT CORPORATION

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ALLSTATE TEXAS LLOYD’S
By:	ALLSTATE TEXAS LLOYD’S, INC. Its attorney-in-fact

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President

AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

AMERICAN HERITAGE SERVICE COMPANY

By:	/s/ Karen C. Gardner
Karen C. Gardner
Title:	Vice President

CHARTER NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

CONCORD HERITAGE LIFE INSURANCE COMPANY, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

DEERBROOK GENERAL AGENCY, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

DEERBROOK INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

E.R.J. INSURANCE GROUP, INC.

By:	/s/ Karen C. Gardner
Karen C. Gardner
Title:	Vice President

ENCOMPASS FLORIDIAN INDEMNITY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS FLORIDIAN INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS HOME AND AUTO INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INDEMNITY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INDEPENDENT INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INSURANCE COMPANY OF AMERICA

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INSURANCE COMPANY OF MASSACHUSETTS

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS PROPERTY AND CASUALTY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

ENCOMPASS PROPERTY AND CASUALTY INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

FIRST COLONIAL INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

INTRAMERICA LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

IVANTAGE SELECT AGENCY, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

KENNETT CAPITAL HOLDINGS, LLC

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

KENNETT CAPITAL, INC.

By:	/s/ Steven C. Verney
Steven C. Verney
Title:	Treasurer

KENNETT CAPITAL PARTNERS, LLC

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

LINCOLN BENEFIT LIFE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

NORTHBROOK INDEMNITY COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

NORTHBROOK SERVICES, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

PAFCO INSURANCE COMPANY

By:	/s/ F. James Harvey
F. James Harvey
Title:	Vice President, Chief Financial Officer
and Corporate Secretary

PEMBRIDGE AMERICA INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

PEMBRIDGE INSURANCE COMPANY

By:	/s/ F. James Harvey
F. James Harvey
Title:	Vice President, Chief Financial Officer
and Secretary

ROADWAY PROTECTION AUTO CLUB, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

STERLING COLLISION CENTERS, INC.

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

SURETY LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

TECH-COR, LLC

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Title:	Group Vice President
and Controller

THE ALLSTATE FOUNDATION

By:	/s/ Steven C. Verney
Steven C. Verney
Title:	Treasurer

Exhibit A

List of Agreements

1.               Service Agreement between Allstate Insurance Company and Allstate Financial Services, LLC, effective August 1, 1999

2.               Amended and Restated Service and Expense Agreement among Allstate Insurance Company, The Allstate Corporation and certain affiliates, effective January 1, 2004

3.               Master Service Agreement between Allstate Insurance Company and American Heritage Life Insurance Company, effective January 1, 2003